UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 22, 2015

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Independent Bank Group, Inc., a Texas corporation (the “Company”), is filing this Current Report on Form 8-K (this “Current Report”) in order to file with the Securities and Exchange Commission (the “SEC”) a press release that the Company is issuing on October 22, 2015 (the “Press Release”). The Press Release discloses information regarding the Company’s results of operations for three and nine months ended September 30, 2015, and the Company’s financial condition as of September 30, 2015. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K of the SEC, the information in this Item 2.02 and the Press Release is to be considered as “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, therefore, is to be incorporated by reference in the filings of the Company under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.
The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
Exhibit 99.1	Text of Press Release issued by Independent Bank Group, Inc., dated October 22, 2015
In accordance with General Instruction B.2. to Form 8-K of the SEC, such Exhibit 99.1 to this Current Report is intended to be deemed “filed” rather than “furnished” pursuant to such General Instruction B.2. to Form 8‑K and under the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 22, 2015
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1	Text of Press Release issued by Independent Bank Group, Inc., dated October 22, 2015